UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2024

VINEBROOK HOMES TRUST, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 23, 2024, VineBrook Homes Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). All matters submitted for approval by the Company’s stockholders at the Annual Meeting were approved. The number of shares of common stock entitled to vote at the Annual Meeting was 25,152,244, representing the number of shares outstanding as of April 1, 2024, the record date for the Annual Meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2025 annual meeting of stockholders:
	Votes For	Votes Withheld
James Dondero	12,596,245	133,844
Brian Mitts	12,620,673	109,415
Edward Constantino	12,616,432	113,657
Scott Kavanaugh	12,620,685	109,404
Arthur Laffer	12,579,015	151,074
Dana Sprong	12,629,825	100,263
Carol Swain	12,612,567	117,522
Catherine Wood	12,468,912	261,176

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: President, Chief Executive Officer, Chief Financial Officer, Assistant Secretary and Treasurer

Date: July 25, 2024